RESTRICTED STOCK AGREEMENT



         This Restricted Stock Agreement (the "Agreement") is entered into as of the 1st day of October, 1999 (the "Date of Grant"), by and between Fairfield Communities, Inc., a Delaware corporation (the "Company"), and James G. Berk (the "Participant"). The Company and the Participant agree as follows:

         1.  Restricted  Stock  Award.  Pursuant  to the terms of an  Employment
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Agreement (the "Employment  Agreement")  between the Company and the Participant executed on August 31, 1999 and the approval by the Compensation Committee of the Board of Directors of the Company (the "Board") at a meeting held on August 25, 1999, the Company hereby grants to the Participant, upon the terms and conditions set forth below, a total of 25,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued from treasury. The Company represents and warrants that such Shares are duly authorized, validly issued, fully paid and non-assessable.

         2. Risk of Forfeiture.  The Shares will be subject to forfeiture if the
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Participant's  employment with the Company is terminated (a) by the Participant, other than as a result of a "Constructive  Discharge", or (b) by the Company for
"Cause".  The  terms  "Constructive   Discharge"  and  "Cause"  shall  have  the
respective meanings attributed to such terms in the Employment Agreement, including satisfying the procedures therein contained to determine the existence of any such conditions. Such risk of forfeiture will lapse as to 100% of the Shares and such Shares will become fully vested, without restriction, upon the earliest to occur of (v) 11:59 p.m., Orlando, Florida time, on September 30, 2003, (w) the Participant's death, (x) termination of the Participant's Employment Agreement due to the Participant's "Disability" (as such term is defined in the Employment Agreement, including satisfying the procedures therein contained to determine the existence of a "Disability"), (y) termination of the Participant's employment with the Company by the Participant as a result of "Constructive Discharge" or (z) termination of the Participant's employment with the Company by the Company other than for "Cause". If any Shares are forfeited, the Participant will surrender such forfeited Shares to the Company. The Participant will not be entitled to any payment in respect of any Shares so forfeited.

         3. Rights as Stockholder.  Unless and until forfeited,  the Participant
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shall have,  with respect to the shares of Common Stock  underlying the grant of the Shares, all of the rights of a stockholder of such Common Stock (except as otherwise provided herein). Any stock dividends paid in respect of unvested Shares will be treated as additional Shares and will be subject to the same restrictions and other terms and conditions that apply to the unvested Shares with respect to which such stock dividends are issued.

         4.       Share Certificates.
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                  (a)  The  Participant   will  be  issued  one  or  more  stock
certificates in respect of the Shares. Each Share certificate will be registered in the name of the Participant, will be accompanied by a stock power duly executed by the Participant and will bear, among any other required legends, the following legend:

                  "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND
                  CONDITIONS (INCLUDING, WITHOUT LIMITATION, THE FORFEITURE EVENTS) CONTAINED IN THE RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND FAIRFIELD COMMUNITIES, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF FAIRFIELD COMMUNITIES, INC. IN ORLANDO, FLORIDA. FAIRFIELD COMMUNITIES, INC. WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH AGREEMENT. FAIRFIELD COMMUNITIES, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED."

All certificates evidencing grants of Shares will be deposited with and held in custody by the Company until the date on which the risk of forfeiture lapses and all of the conditions and restrictions on the Shares are satisfied.

                  (b) New  Certificates.  Subject to the  provisions  of Section
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4(a) above, after vesting and the satisfaction and/or lapse of the restrictions, terms and conditions applicable to any Shares, a new certificate representing such vested Shares, without the legend set forth above in Section 4(a) or other restriction, will (in lieu, and upon cancellation, of the certificate, or the portion thereof, previously representing such Shares) be registered in the name of the Participant and delivered to the Participant within five business days after vesting.

         5. Withholding.  The Participant shall, at the time of vesting and as a
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condition  precedent to the delivery of a certificate  representing such Shares, pay to the Company in cash an amount equal to any applicable withholding taxes required to be withheld or collected under applicable federal, state or local laws or regulations. Furthermore, the Company will have the right to deduct and withhold any such applicable taxes from, or in respect of, any dividends or other distributions paid on or in respect of the Shares. All taxes, if any, in respect of any grants or payments to the Participant hereunder will be the sole responsibility of and shall be paid by the Participant.

         6. Restrictions on Transfer.  The Shares, and any rights or interest in
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this Agreement,  shall not, prior to vesting,  be assigned,  transferred,  sold, exchanged or otherwise disposed of in any way at any time by the Participant. Any such award, rights or interests will not, prior to vesting, be pledged, encumbered or otherwise hypothecated in any way at any time by the Participant. Any such award, rights or interests will not, prior to vesting, be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any such awards, rights or interests, or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Agreement will be null and void and without legal force or effect. Upon the lapse of the restrictions on transfer of the Shares, if the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Participant shall not dispose of the Shares in violation of the Securities Act.

         7.  Registration  and Listing.  The Company shall, at its sole cost and
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expense,  take all necessary  action to register or qualify the Shares under the
Securities Act and to list the Shares on the NYSE (or such other principal exchange on which the Common Stock is then listed for trading), to permit the sale of the Shares by the Participant in compliance with the Securities Act and any state securities laws, not later than the scheduled vesting date provided in
subparagraph  (x)  of  the  third  sentence  of  Section  2  hereof.   Prior  to
registration, the Shares shall bear a legend similar to the following:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR ANY FEDERAL OR STATE SECURITIES LAWS. THE SHARES HAVE NOT BEEN ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933. NEITHER THIS SECURITY
                  NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE FEDERAL OR STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

   8.     Notices. Each notice relating to this Agreement must be in writing and
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     delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company must be addressed to it at its principal office: Fairfield Communities, Inc., 8669 Commodity Circle, Orlando, Florida 32819, attention of the Secretary. Each notice to the Participant must be addressed to the Participant at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

   9.        Amendments.  The Board may, without the consent of the Participant,
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     amend this Agreement,  or otherwise take action,  to accelerate the time at which the risk of forfeiture of the Shares and the restriction on transfer shall lapse. The Board may not otherwise amend this Agreement without the consent of the Participant.

  10.     Governing Law. This Agreement is intended to be performed in the State
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     of Florida  and will be  construed  and  enforced  in  accordance  with and governed by the laws of such State.

         IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement, effective on the date set forth above.


                                               FAIRFIELD COMMUNITIES, INC.

                                               By: /s/  Bryan D. Langton
                                                  -----------------------------
                                                        Bryan D. Langton
                                                        Chairman


                                               PARTICIPANT:

                                                /s/ James G. Berk
                                               --------------------------------
                                                    James G. Berk